--------------------------------------------------------------------------------
                         FREMONT HOME LOAN TRUST 1999-3
--------------------------------------------------------------------------------


                            PAINEWEBBER INCORPORATED

                       PRELIMINARY BACKGROUND INFORMATION

                         FREMONT HOME LOAN TRUST 1999-3
                      ------------------------------------





                                   DISCLAIMER



--------------------------------------------------------------------------------
The information included herein is produced and provided exclusively by PaineWebber Incorporated ("PW") as one of the underwriters for the Fremont Home Loan Trust 1999-3, Home Loan Asset-Backed Certificates, Series 1999-3, and not by or as agent for Fremont Investment & Loan or any of its affiliates (collectively, the "Transferor" and "Master Servicer") or for PaineWebber Mortgage Acceptance Corporation IV (the "Depositor"). Neither the Depositor nor the Transferor has prepared, reviewed or participated in the preparation hereof, nor are they responsible for the accuracy hereof and they have not authorized the dissemination hereof. The analysis in this report is accurate to the best of PW's knowledge and is based on information provided by the Transferor. PW makes no representations as to the accuracy of such information provided by the Transferor. THE INFORMATION HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED IN ITS ENTIRETY BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND PROSPECTUS AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

All opinions and conclusions in this report reflect PW's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, PW does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. PW (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, PW may make a market in the securities referred to herein. Neither the information nor the opinions expressed shall be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. Finally, PW has not addressed the legal, accounting and tax implications of the analysis with respect to you and PW strongly urges you to seek advice from your counsel, accountant and tax advisor.
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
          THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT
           RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PAINEWEBBER
                  INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.
--------------------------------------------------------------------------------
                                                                               1
                                  PaineWebber

--------------------------------------------------------------------------------
                         FREMONT HOME LOAN TRUST 1999-3
--------------------------------------------------------------------------------

             DESCRIPTION OF HOME EQUITY LOANS AS OF THE STATISTICAL
                           CALCULATION DATE (8/25/99)
                           --------------------------

                                                              POOL 1                      POOL 2

-----------------------------------------------------------------------------------------------------
Number of Loans:                                                    3,106                        175
Current Balance:                                             $313,004,978                $52,973,385
Average Balance:                                                 $100,774                   $302,705
Minimum Balance:                                                  $11,965                   $239,469
Maximum Balance:                                                 $291,000                   $500,000
Wtd Average Coupon:                                                9.959%                     9.545%
Wtd Average Original Term (months):                                   358                        359
Wtd Average Seasoning (months):                                         2                          3
Wtd Average Original Loan-To-Value:                                78.46%                     79.02%
Amortization Type:
ARM  loans (% of Statistical Pool Principal Balance):              91.67%                     96.60%
Fixed  loans (% of Statistical Pool Principal Balance):             8.33%                      3.40%

ARM Summary Information:
     Wtd Avg Initial Periodic Rate Cap:                            2.933%                     2.925%
     Wtd Avg Subsequent Periodic Rate Cap:                         1.444%                     1.447%
     Wtd Avg Margin:                                               6.238%                     6.174%
     Wtd Avg Life Cap:                                            16.845%                    16.420%
     Wtd Avg Months to Roll:                                           29                         27
-----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
          THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT
           RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PAINEWEBBER
                  INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.
--------------------------------------------------------------------------------
                                                                               2
                                  PaineWebber

--------------------------------------------------------------------------------
                         FREMONT HOME LOAN TRUST 1999-3
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
    THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF
           THE MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT
--------------------------------------------------------------------------------

             DESCRIPTION OF HOME EQUITY LOANS AS OF THE STATISTICAL
                           CALCULATION DATE (8/25/99)

POOL 1 INFORMATION
--------------------------------------------------------------------------------
Aggregate Field             Description        Count       Balance$        Pool%
---------------             -----------        -----       --------        -----
State                        California         710       94,168,581      30.09
                               Illinois         263       24,265,402       7.75
                                Florida         256       21,697,965       6.93
                             Washington         185       21,662,046       6.92
                             New Jersey         137       15,024,580       4.80
                               New York         140       13,886,124       4.44
                                   Utah         108       11,361,468       3.63
                               Michigan         161       11,257,466       3.60
                                   Ohio         127        8,853,416       2.83
                                Arizona          98        8,706,521       2.78
                          Massachusetts          71        8,683,735       2.77
                                 Oregon          74        8,028,030       2.56
                               Colorado          76        7,534,925       2.41
                                 Nevada          51        5,596,578       1.79
                               Missouri          75        5,037,908       1.61
                           Pennsylvania          73        4,559,909       1.46
                                Indiana          66        4,367,158       1.40
                                Georgia          39        3,816,198       1.22
                                  Idaho          40        3,215,037       1.03
                         North Carolina          34        3,209,164       1.03
                              Wisconsin          42        3,156,575       1.01
                            Connecticut          30        2,874,474       0.92
                                 Kansas          24        1,993,752       0.64
                          New Hampshire          21        1,964,962       0.63
                              Minnesota          24        1,894,108       0.61
                         South Carolina          19        1,736,255       0.55
                               Oklahoma          20        1,654,488       0.53
                             New Mexico          17        1,645,714       0.53
                                  Texas          19        1,538,786       0.49
                               Maryland          15        1,492,609       0.48
                                 Alaska          11        1,289,802       0.41
                                Montana          12        1,234,051       0.39
                              Tennessee          12          859,996       0.27
                           Rhode Island           7          658,552       0.21
                                 Hawaii           4          618,500       0.20
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
          THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT
           RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PAINEWEBBER
                  INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.
--------------------------------------------------------------------------------
                                                                               3
                                  PaineWebber

--------------------------------------------------------------------------------
                         FREMONT HOME LOAN TRUST 1999-3
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
    THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF
           THE MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT
--------------------------------------------------------------------------------

             DESCRIPTION OF HOME EQUITY LOANS AS OF THE STATISTICAL
                           CALCULATION DATE (8/25/99)

POOL 1 INFORMATION (CONTINUED)

Aggregate Field             Description        Count      Balance$        Pool%
---------------             -----------        -----      --------        -----
State (continued)              Kentucky            8      507,133          0.16
                               Virginia            5      500,335          0.16
                                  Maine            6      497,089          0.16
                               Delaware            4      451,307          0.14
                                Vermont            4      348,924          0.11
                               Arkansas            4      279,627          0.09
                              Louisiana            4      228,753          0.07
                            Mississippi            2      186,963          0.06
                          West Virginia            3      164,960          0.05
                               Nebraska            2      121,184          0.04
                                   Iowa            2       98,041          0.03
                   District of Columbia            1       75,824          0.02
                                              ------      -----------    ------
                                               3,106 $313,004,978        100.00%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Aggregate Field             Description       Count      Balance$        Pool%
---------------             -----------       -----      --------        -----

Original LTV          10.001% - 15.000%           1        25,000          0.01
                      15.001% - 20.000%           2        59,900          0.02
                      20.001% - 25.000%           7       289,462          0.09
                      25.001% - 30.000%          11       693,596          0.22
                      30.001% - 35.000%          14       922,174          0.29
                      35.001% - 40.000%          14       630,900          0.20
                      40.001% - 45.000%          25     1,495,538          0.48
                      45.001% - 50.000%          41     2,775,375          0.89
                      50.001% - 55.000%          36     2,872,074          0.92
                      55.001% - 60.000%          91     6,989,430          2.23
                      60.001% - 65.000%         153    12,628,213          4.03
                      65.001% - 70.000%         292    25,520,718          8.15
                      70.001% - 75.000%         472    48,378,394         15.46
                      75.001% - 80.000%       1,033   103,962,725         33.21
                      80.001% - 85.000%         457    50,571,030         16.16
                      85.001% - 90.000%         457    55,190,450         17.63
                                             ------   -----------        ------
                                              3,106  $313,004,978       100.00%
--------------------------------------------------------------------------------
          THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT
           RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PAINEWEBBER
                  INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.
--------------------------------------------------------------------------------
                                                                               4
                                  PaineWebber

--------------------------------------------------------------------------------
                         FREMONT HOME LOAN TRUST 1999-3
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
    THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF
           THE MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT
--------------------------------------------------------------------------------
             DESCRIPTION OF HOME EQUITY LOANS AS OF THE STATISTICAL
                           CALCULATION DATE (8/25/99)

POOL 1 INFORMATION (CONTINUED)

--------------------------------------------------------------------------------
Aggregate Field                  Description       Count         Balance$        Pool%
---------------                  -----------       -----         --------        -----

Current Coupon               7.001% - 8.000%          64        8,167,774        2.61
                             8.001% - 9.000%         526       64,019,406       20.45
                            9.001% - 10.000%       1,081      114,948,012       36.72
                           10.001% - 11.000%         882       81,974,583       26.19
                           11.001% - 12.000%         402       33,539,532       10.72
                           12.001% - 13.000%         120        8,459,809        2.70
                           13.001% - 14.000%          31        1,895,862        0.61
                                                  ------      -----------      ------
                                                   3,106     $313,004,978      100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Aggregate Field                  Description       Count         Balance$        Pool%
---------------                  -----------       -----         --------        -----


Current Balance       $10,000.01- $15,000.00           2           26,939       0.01
                      $15,000.01- $20,000.00           8          159,206       0.05
                      $20,000.01- $30,000.00          68        1,853,243       0.59
                      $30,000.01- $40,000.00         188        6,675,243       2.13
                      $40,000.01- $50,000.00         225       10,279,643       3.28
                     $50,000.01- $100,000.00       1,273       94,379,124      30.15
                    $100,000.01- $250,000.00       1,339      198,812,073      63.52
                    $250,000.01- $500,000.00           3          819,508       0.26
                                                  ------      -----------     ------
                                                   3,106      $313,004,978    100.00%
-------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
          THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT
           RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PAINEWEBBER
                  INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.
--------------------------------------------------------------------------------
                                                                               5
                                  PaineWebber

--------------------------------------------------------------------------------
                         FREMONT HOME LOAN TRUST 1999-3
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
    THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF
           THE MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT
--------------------------------------------------------------------------------
             DESCRIPTION OF HOME EQUITY LOANS AS OF THE STATISTICAL
                           CALCULATION DATE (8/25/99)

POOL 1 INFORMATION (CONTINUED)

--------------------------------------------------------------------------------------------------------
Aggregate Field                  Description          Count          Balance$        Pool%
---------------                  -----------          -----          --------        -----

Property Type                  Single Family          2,701       274,593,742       87.73
                                  Two Family            193        19,066,782        6.09
                                Three Family             24         2,955,149        0.94
                                 Four Family             24         2,882,542        0.92
                                       Condo            124        10,337,678        3.30
                                Manufactured             40         3,169,087        1.01
                                                     ------       -----------      ------
                                                      3,106      $313,004,978     100.00%
--------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------

Aggregate Field                  Description          Count          Balance$        Pool%
---------------                  -----------          -----          --------        -----

Loan Age                                   0          1,154       111,915,866       35.76
                                           1            931        96,841,389       30.94
                                           2            202        21,086,756        6.74
                                           3            121        13,068,856        4.18
                                           4             74         7,950,985        2.54
                                           5             83         8,040,619        2.57
                                           6             75         7,580,247        2.42
                                           7             68         6,739,200        2.15
                                   8 or more            398        39,781,059       12.71
                                                     ------       -----------      ------
                                                      3,106      $313,004,978     100.00%
--------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
          THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT
           RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PAINEWEBBER
                  INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.
--------------------------------------------------------------------------------
                                                                               6
                                  PaineWebber

--------------------------------------------------------------------------------
                         FREMONT HOME LOAN TRUST 1999-3
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
    THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF
           THE MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT
--------------------------------------------------------------------------------
             DESCRIPTION OF HOME EQUITY LOANS AS OF THE STATISTICAL
                           CALCULATION DATE (8/25/99)

POOL 1 INFORMATION (CONTINUED)

--------------------------------------------------------------------------------------------------------

Aggregate Field                  Description          Count          Balance$        Pool%
---------------                  -----------          -----          --------        -----

Remaining Term                 Less than 353            441        42,874,063       13.70
                                         353             67         6,690,905        2.14
                                         354             71         7,202,390        2.30
                                         355             82         7,988,182        2.55
                                         356             73         7,919,298        2.53
                                         357            117        12,669,705        4.05
                                         358            202        21,086,756        6.74
                                         359            917        95,903,663       30.64
                                         360          1,136       110,670,016       35.36
                                                     ------       -----------      ------
                                                      3,106      $313,004,978      100.00%
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------

Aggregate Field                  Description          Count          Balance$        Pool%
---------------                  -----------          -----          --------        -----

Occupancy                     Owner Occupied          2,800       290,334,769       92.76
                          Non-Owner Occupied            306        22,670,209        7.24
                                                     ------       -----------      ------
                                                      3,106      $313,004,978      100.00%
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------

Aggregate Field                  Description          Count          Balance$        Pool%
---------------                  -----------          -----          --------        -----

Credit Grade                               A            461        47,977,930       15.33
                                           A-         1,006       115,549,041       36.92
                                           B            865        85,311,618       27.26
                                           C            593        50,256,088       16.06
                                           C-           120         9,306,360        2.97
                                           D             61         4,603,941        1.47
                                                     ------       -----------      ------
                                                      3,106      $313,004,978      100.00%
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
          THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT
           RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PAINEWEBBER
                  INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.
--------------------------------------------------------------------------------
                                                                               7
                                  PaineWebber

--------------------------------------------------------------------------------
                         FREMONT HOME LOAN TRUST 1999-3
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
    THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF
           THE MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT
--------------------------------------------------------------------------------
             DESCRIPTION OF HOME EQUITY LOANS AS OF THE STATISTICAL
                           CALCULATION DATE (8/25/99)

POOL 1 INFORMATION (CONTINUED)

--------------------------------------------------------------------------------------------------------

Aggregate Field                  Description          Count          Balance$        Pool%
---------------                  -----------          -----          --------        -----

Margin                                 Fixed            310       26,069,987        8.33
                              3.501 - 3.750%              1           48,490        0.02
                              3.751 - 4.000%              1           55,584        0.02
                              4.001 - 4.250%              2           99,151        0.03
                              4.251 - 4.500%              3          337,708        0.11
                              4.501 - 4.750%              9          896,678        0.29
                              4.751 - 5.000%             22        2,527,172        0.81
                              5.001 - 5.250%             36        3,506,564        1.12
                              5.251 - 5.500%            211       24,450,041        7.81
                              5.501 - 5.750%            137       14,835,418        4.74
                              5.751 - 6.000%            677       73,421,342       23.46
                              6.001 - 6.250%            690       71,101,884       22.72
                              6.251 - 6.500%            253       26,960,803        8.61
                              6.501 - 6.750%            338       33,457,393       10.69
                              6.751 - 7.000%             90        8,647,399        2.76
                              7.001 - 7.250%            155       12,532,003        4.00
                              7.251 - 7.500%             60        4,918,387        1.57
                              7.501 - 7.750%             49        3,688,693        1.18
                              7.751 - 8.000%             28        2,632,445        0.84
                              8.001 - 8.250%             11        1,093,117        0.35
                              8.251 - 8.500%             11          703,076        0.22
                              8.501 - 8.750%              6          607,306        0.19
                              8.751 - 9.000%              3          246,975        0.08
                              9.001 - 9.250%              1           88,971        0.03
                              9.251 - 9.500%              1           42,575        0.01
                              9.751 - 10.000%             1           35,816        0.01
                                                     ------      -----------      ------
                                                      3,106     $313,004,978      100.00%
-----------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
          THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT
           RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PAINEWEBBER
                  INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.
--------------------------------------------------------------------------------
                                                                               8
                                  PaineWebber

--------------------------------------------------------------------------------
                         FREMONT HOME LOAN TRUST 1999-3
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
    THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF
           THE MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT
--------------------------------------------------------------------------------
             DESCRIPTION OF HOME EQUITY LOANS AS OF THE STATISTICAL
                           CALCULATION DATE (8/25/99)


POOL 1 INFORMATION (CONTINUED)

--------------------------------------------------------------------------------

Aggregate Field           Description       Count          Balance$        Pool%
---------------           -----------       -----          --------        -----

Rate Reset                      Fixed         310        26,069,987        8.33
                              1999/10           8         1,156,695        0.37
                              1999/11          12         1,175,415        0.38
                              1999/12          12         1,182,227        0.38
                              2000/01          25         2,567,306        0.82
                              2000/02          10         1,111,298        0.36
                              2000/03           3           648,707        0.21
                              2000/04           6           552,750        0.18
                              2000/06           5           450,085        0.14
                              2000/07          10           488,804        0.16
                              2000/08          13         1,116,076        0.36
                              2000/09          19         2,037,804        0.65
                              2000/10          94         9,472,034        3.03
                              2000/11         147        14,998,537        4.79
                              2000/12          59         5,778,547        1.85
                              2001/01          27         2,836,827        0.91
                              2001/02          70         7,211,923        2.30
                              2001/03          62         6,187,622        1.98
                              2001/04          39         3,967,204        1.27
                              2001/05          33         3,440,581        1.10
                              2001/06          87         9,763,628        3.12
                              2001/07         425        46,230,928       14.77
                              2001/08         385        39,294,373       12.55
                              2001/09          82         7,871,983        2.51
                              2001/10          12         1,115,686        0.36
                              2001/11          20         1,896,448        0.61
                              2001/12          11           968,063        0.31
                              2002/01           7           664,961        0.21
                              2002/02           7           661,100        0.21
                              2002/03          17         1,653,346        0.53
                              2002/04          25         2,916,265        0.93
                              2002/05          98        10,345,082        3.31
                              2002/06          38         3,869,835        1.24
                              2002/07         287        29,280,523        9.35
                              2002/08         253        25,167,567        8.04
                              2002/09          60         6,019,875        1.92
                              2003/04           1            75,461        0.02
-------------------------------------------------------------------------------
          THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT
           RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PAINEWEBBER
                  INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.
--------------------------------------------------------------------------------
                                                                               9
                                  PaineWebber

--------------------------------------------------------------------------------
                         FREMONT HOME LOAN TRUST 1999-3
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
    THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF
           THE MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT
--------------------------------------------------------------------------------
             DESCRIPTION OF HOME EQUITY LOANS AS OF THE STATISTICAL
                           CALCULATION DATE (8/25/99)


POOL 1 INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

Aggregate Field           Description       Count          Balance$       Pool%
---------------           -----------       -----          --------       -----

Rate Reset (continued)        2003/05           1           80,078        0.03
                              2003/06           1           63,489        0.02
                              2003/12           1          139,031        0.04
                              2004/05           1          179,772        0.06
                              2004/06          18        1,643,857        0.53
                              2004/07         151       15,415,449        4.92
                              2004/08         123       12,512,423        4.00
                              2004/09          31        2,725,330        0.87
                                           ------      -----------      ------
                                            3,106     $313,004,978      100.00%
--------------------------------------------------------------------------------

Aggregate Field           Description       Count          Balance$       Pool%
---------------           -----------       -----          --------       -----


Life Cap                        Fixed         310       26,069,987        8.33
                     13.001% - 14.000%         10        1,102,533        0.35
                     14.001% - 15.000%         95       12,279,465        3.92
                     15.001% - 16.000%        520       62,747,178       20.05
                     16.001% - 17.000%        977      104,031,061       33.24
                     17.001% - 18.000%        742       69,420,613       22.18
                     18.001% - 19.000%        346       29,297,363        9.36
                     19.001% - 20.000%         93        7,062,777        2.26
                     20.001% - 21.000%         13          994,001        0.32
                                           ------      -----------      ------
                                            3,106     $313,004,978     100.00%
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
          THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT
           RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PAINEWEBBER
                  INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.
--------------------------------------------------------------------------------
                                                                              10
                                  PaineWebber

--------------------------------------------------------------------------------
                         FREMONT HOME LOAN TRUST 1999-3
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
    THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF
           THE MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT
--------------------------------------------------------------------------------
             DESCRIPTION OF HOME EQUITY LOANS AS OF THE STATISTICAL
                           CALCULATION DATE (8/25/99)

POOL 1 INFORMATION (CONTINUED)

--------------------------------------------------------------------------------

Aggregate Field           Description       Count          Balance$       Pool%
---------------           -----------       -----          --------       -----

Life Floor                      Fixed         310       26,069,987        8.33
                      7.001% - 8.000%          63        7,894,890        2.52
                      8.001% - 9.000%         485       60,105,680       19.20
                     9.001% - 10.000%         983      105,601,143       33.74
                    10.001% - 11.000%         791       74,130,614       23.68
                    11.001% - 12.000%         362       30,703,998        9.81
                    12.001% - 13.000%          96        7,332,274        2.34
                    13.001% - 14.000%          16        1,166,390        0.37
                                           ------      -----------      ------
                                            3,106     $313,004,978      100.00%
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